UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report October 20, 2004

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1.1 and incorporated by reference herein is Office Depot, Inc.’s news release dated October 20, 2004, announcing its financial results for its fiscal third quarter 2004. This release also contains an update to its prior forward-looking statements relating to its full fiscal year 2004, as presented in the Company’s press release.

This information is furnished pursuant to Item 2.02 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 8.01 NEWS RELEASE PERTAINING TO CHANGE IN PLANS FOR DEVELOPMENT OF NEW GLOBAL HEADQUARTERS

Attached hereto as Exhibit 99.1.2 and incorporated by reference herein in Office Depot, Inc.’s news release dated October 19, 2004, announcing that it has placed on hold its previously announced plans to develop a new global headquarters in Boca Raton, Florida.

This information is furnished pursuant to Item 8.01 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1.1	News release of Office Depot, Inc. issued on October 20, 2004.

Exhibit 99.1.2	News release of Office Depot, Inc. issued on October 19, 2004

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.
Date: October 20, 2004	By:	/s/ DAVID C. FANNIN

David C. Fannin Executive Vice President and General Counsel

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